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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                      SUPPLEMENT DATED DECEMBER 19, 2008 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 3, 2008

This information supplements the Statement of Additional Information of First American Investment Funds, Inc., dated November 3, 2008 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800-677-FUND.

THE FIRST TWO PARAGRAPHS UNDER THE SECTION ENTITLED "ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS - DEBT OBLIGATIONS," LOCATED ON PAGE 2, ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

     The Fund may invest in debt obligations as a non-principal investment strategy. These include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, preferred stock, corporate debt securities, exchange-traded notes, mortgage-backed securities of the kinds described below under "Mortgage-Backed Securities," municipal securities, and short-term obligations of the kinds described below under "Short-Term Investments." The Fund may invest in both investment grade and non-investment grade debt obligations. A debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment grade. If only one of those rating agencies provides a rating, that rating is used. Obligations rated BBB, Baa or their equivalent have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations. Debt obligations rated "non-investment grade" are sometimes referred to as "high yield securities" or "junk bonds." The Fund may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality.

     The "equity securities" in which the Fund may invest include corporate debt obligations which are convertible into common stock. The Fund may invest up to 5% of its net assets in non-investment grade convertible debt obligations.

     The debt obligations specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund); (ii) credit risk (the risk that the issuers of debt securities held by the Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

     The prices of non-investment grade debt obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by the Fund defaulted, the Fund might incur additional expenses to seek recovery. In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for the Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market. Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of the Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

                                                                      GI-SAI-STK